                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)            October 10, 1996
                                                                ----------------

                                 FIRST USA BANK
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             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



             Delaware                33-99362                  76-0039224
         ----------------       -----------------             -----------
         (State or other      (Commission File Number)    (IRS Employer
         jurisdiction of                                 Identification Number)
         incorporation or
          organization)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                302/594-4117
-----------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

        Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of September 1 through September 30, 1996 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.


               Original Principal    Original Principal       Pooling and
                    Amount                Amount           Servicing Supplement                       Interest      Principal
 Series           (Class A)              (Class B)                Date              Interest Type      Payment       Payment
------------------------------------------------------------------------------------------------------------------------------

 1992-1          308,000,000             42,000,000         September 1, 1992           Fixed            yes           yes
 1993-1          500,000,000                  -             May 1, 1993                Floating          yes            no
 1993-2          500,000,000                  -             October 1, 1993            Floating          yes           yes
 1993-3          750,000,000                  -             October 1, 1993            Floating          yes            no
 1994-3          532,350,000             34,650,000         June 1, 1994               Floating          yes            no
 1994-4          726,450,000             56,550,000         June 1, 1994               Floating          yes            no
 1994-5          500,000,000             39,160,000         July 30, 1994              Floating          yes            no
 1994-6          750,000,000             58,380,000         July 30, 1994              Floating          yes            no
 1994-7          750,000,000             58,735,000         November 8, 1994           Floating          yes            no
 1994-8          500,000,000             39,157,000         November 8, 1994           Floating           *             no
 1995-1        1,000,000,000             78,300,000         March 1, 1995              Floating          yes            no
 1995-2          660,000,000             51,700,000         March 1, 1995              Floating          yes            no
 1995-3          830,000,000             65,000,000         May 16, 1995               Floating          yes            no
 1995-4          750,000,000             67,770,000         September 14, 1995         Floating          yes            no
 1995-5          500,000,000             45,180,000         September 14, 1995         Floating          yes            no
 1995-6        1,245,000,000            112,500,000         December 7, 1995           Floating          yes            no
 1996-1          750,000,000             67,770,000         March 6, 1996              Floating          yes            no
 1996-2          600,000,000             54,300,000         June 4, 1996               Floating          yes            no
 1996-4          500,000,000             45,180,000         August 6, 1996             Floating          yes            no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August and November Payment Dates.


        The 1992-1 Certificates, 1993-1 Certificates, 1993-2 Certificates, 1993-3 Certificates, 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, and 1996-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07,
99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18, and
99.19 to this report.

Item 7.  Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1992-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-2 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-3 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FIRST USA BANK
                                         As Servicer



                                         By: /s/ W. Todd Peterson
                                             -----------------------------------
                                                 W. Todd Peterson
                                                 Vice President



Date:  October 28, 1996
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